UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: March 31,

Date of reporting period: March 31, 2007

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT

MARCH 31, 2007

Legg Mason Partners New York Municipals Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners New York Municipals Fund

Annual Report  •  March 31, 2007

What’s

Inside

Fund Objective

The Fund seeks as high a level of income exempt from federal income taxes* and New York State and New York City personal income taxes as is consistent with prudent investing.

*	Certain investors may be subject to the federal alternative minimum tax and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy expanded at a moderate pace during the 12-month reporting period. After expanding 2.6% in the second quarter of 2006, gross domestic product (“GDP”)i increased 2.0% in the third quarter and 2.5% in the fourth quarter. The advance estimate for first quarter 2007 GDP growth was 1.3%. While consumer spending has remained fairly solid, the cooling housing market continued to negatively impact the economy.

After increasing the federal funds rateii to 5.25% in June 2006—its 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iii has held rates steady at its last six meetings. In its statement accompanying the March 2007 meeting, the Fed stated, “Recent indicators have been mixed and the adjustment in the housing sector is ongoing. Nevertheless, the economy seems likely to continue to expand at a moderate pace over coming quarters.” “…The Committee’s predominant policy concern remains the risk that inflation will fail to moderate as expected.”

During the reporting period, short- and long-term Treasury yields experienced periods of volatility. After peaking in late June 2006—with two- and 10-year Treasuries hitting 5.29% and 5.25%, respectively—yields fell sharply during the third quarter as the Fed paused from its tightening cycle. Yields then fluctuated given mixed economic data and shifting expectations regarding the Fed’s future monetary policy. Then, at the end of February 2007, yields fell sharply as economic data weakened and the stock market experienced its largest one day decline in more than five years. Overall, during the 12 months ended March 31, 2007, two-year Treasury yields moved from 4.82% to 4.58%. Over the same period, 10-year Treasury yields fell from 4.86% to 4.65%.

Legg Mason Partners New York Municipals Fund         I

Looking at the municipal market, it lagged its taxable bond counterparts over the 12 months ended March 31, 2007. Over that period, the Lehman Brothers Municipal Bond Indexiv and the Lehman Brothers U.S. Aggregate Indexv returned 5.43% and 6.59%, respectively.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

With a goal of moving the mutual funds formerly advised by Citigroup Asset Management (“CAM”) to a more cohesive and rational operating platform, Legg Mason, Inc. recommended a number of governance- and investment-related proposals to streamline and restructure the funds. The Boards of Directors/Trustees of the affected funds have carefully considered and approved these proposals and, where required, have obtained shareholder approval. As such, the following changes became effective as of the close of business, April 13, 2007:

•

Funds Redomiciled and Single Form of Organization Adopted: The legacy CAM funds have been redomiciled to a single jurisdiction and a single form of corporate structure has been introduced. Equity funds have been grouped for organizational and governance purposes with other funds in the fund complex that are predominantly equity funds, and fixed-income funds have been grouped with other funds that are predominantly fixed-income funds. Additionally, the funds have adopted a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents.

•

New Boards Elected: New Boards have been elected for the legacy CAM funds. The 10 Boards previously overseeing the funds have been realigned and consolidated into two Boards, with the remaining Boards each overseeing a distinct asset class or product type: equity or fixed income.

II         Legg Mason Partners New York Municipals Fund

•

Revised Fundamental Investment Policies Instituted: A uniform set of fundamental investment policies has been instituted for most funds, to the extent appropriate. Please note, however, that each fund will continue to be managed in accordance with its prospectus and statement of additional information, as well as any policies or guidelines that may have been established by the fund’s Board or investment manager.

Certain changes regarding share class pricing and related matters were implemented on November 20, 2006. Please consult the Fund’s current prospectus for more information.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Legg Mason Partners New York Municipals Fund         III

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 30, 2007

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is the market value of goods and services produced by labor and property in a given country.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii

The Federal Reserve Board is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.

[v]

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

IV         Legg Mason Partners New York Municipals Fund

Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. As the fiscal year began, the bond market faced a number of challenges, including additional short-term interest rate hikes by the Federal Reserve Board (“Fed”)i, inflationary pressures and signs of solid economic growth. However, as the period progressed, oil prices moderated, a cooling housing market triggered slower economic growth and the Fed paused from raising rates after June 2006. These factors, as well as a flight to quality when the stock market abruptly fell in February 2007, helped both short- and long-term yields to fall during the 12 months ended March 31, 2007. Over this time, there were several periods of increased volatility in the bond market. This was often triggered by changing perceptions regarding the economy, inflation and the Fed’s future monetary policy. Turning to the municipal market, it generated positive results during the reporting period on the back of solid demand from investors seeking tax-free income.

Performance Review

For the 12 months ended March 31, 2007, Class A shares of Legg Mason Partners New York Municipals Fund, excluding sales charges, returned 4.86%. The Lipper New York Municipal Debt Funds Category Average1 increased 4.88% over the same time frame. The Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Indexii, returned 5.43% for the same period.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended March 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 95 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners New York Municipals Fund 2007 Annual Report         1

Performance Snapshot as of March 31, 2007 (excluding sales charges) (unaudited)

	6 Months	12 Months
New York Municipals Fund — Class A Shares	1.88%	4.86%

Lehman Brothers Municipal Bond Index	1.93%	5.43%

Lipper New York Municipal Debt Funds Category Average	1.60%	4.88%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.
Excluding sales charges, Class B shares returned 1.60%, Class C shares returned 1.59% and Class I shares returned 1.95% over the six months ended March 31, 2007. Excluding sales charges, Class B shares returned 4.32%, Class C shares returned 4.27% and Class I shares returned 4.93% over the 12 months ended March 31, 2007. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
The 30-Day SEC Yields for the period ending March 31, 2007 for Class A, B, C and I shares were 4.12%, 3.59%, 3.56% and 4.31%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended March 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 95 funds for the six-month period and among the 95 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

Total Annual Operating Expenses:

As of the Fund’s most recent prospectus dated April 16, 2007, the gross total annual operating expenses for Class A, Class B, Class C and Class I were 0.68%, 1.21%, 1.24% and 0.52%, respectively. Class A and Class I shares have contractual expense caps.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. Given the fluctuating interest rate environment during the reporting period, we used an opportunistic approach in managing the Fund’s durationiii. As such, the Fund’s duration was decreased as rates fell and increased as rates rose. Overall, this proved to be beneficial, due to the inverse relationship between bond yields and bond prices. Bond prices generally fall when interest rates rise and prices rise when rates fall. In addition, we were able to use the proceeds from our cash flows and coupons and reinvest that money into municipal bonds in the market that offered higher coupons. Throughout the reporting period, we also emphasized a well-diversified portfolio, with holdings from a diverse array of market segments that we believed had favorable risk/reward characteristics.

2         Legg Mason Partners New York Municipals Fund 2007 Annual Report

What were the leading detractors from performance?

A. During the period, lower rated municipal bonds outperformed their higher quality counterparts. As a result, the Fund’s high quality bias detracted from results. In particular, not having an exposure to more speculative areas of the market hurt the Fund’s performance. In addition, during periods when yields fell, the Fund’s shorter maturity detracted from results.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes to the Fund’s portfolio during the reporting period.

Thank you for your investment in the Legg Mason Partners New York Municipals Fund. As always, we appreciate that you have chosen us to manage your assets, and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

April 11, 2007

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Fund’s investments are subject to interest rate and credit risks. As interest rate rise, bond prices fall, reducing the value of the Fund’s share price. As a non-diversified fund, it can invest a larger percentage of its assets in fewer issues than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]

The Federal Reserve Board is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.

iii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Legg Mason Partners New York Municipals Fund 2007 Annual Report         3

Fund at a Glance (unaudited)

4         Legg Mason Partners New York Municipals Fund 2007 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2006 and held for the six months ended March 31, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(3)	Expenses Paid During the Period(4)
Class A	1.88%	$1,000.00	$1,018.80	0.65%	$3.27

Class B	1.60	1,000.00	1,016.00	1.21	6.08

Class C	1.59	1,000.00	1,015.90	1.23	6.18

Class I(5)	1.95	1,000.00	1,019.50	0.52	2.62

(1)	For the six months ended March 31, 2007.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(4)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(5)	As of November 20, 2006, Class Y shares were renamed Class I shares.

Legg Mason Partners New York Municipals Fund 2007 Annual Report         5

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(3)
Class A	5.00%	$1,000.00	$1,021.69	0.65%	$3.28

Class B	5.00	1,000.00	1,018.90	1.21	6.09

Class C	5.00	1,000.00	1,018.80	1.23	6.19

Class I(4)	5.00	1,000.00	1,022.34	0.52	2.62

(1)	For the six months ended March 31, 2007.

(2)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(4)	As of November 20, 2006, Class Y shares were renamed Class I shares.

6         Legg Mason Partners New York Municipals Fund 2007 Annual Report

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C	Class I(3)
Twelve Months Ended 3/31/07	4.86%	4.32%	4.27%	4.93%

Five Years Ended 3/31/07	4.52	3.97	3.93	4.68

Ten Years Ended 3/31/07	5.15	4.60	4.55	N/A

Inception* through 3/31/07	6.23	5.56	4.93	4.45

	With Sales Charges(4)
	Class A(5)	Class B	Class C	Class I(3)
Twelve Months Ended 3/31/07	0.42%	(0.18)%	3.27%	4.93%

Five Years Ended 3/31/07	3.61	3.80	3.93	4.68

Ten Years Ended 3/31/07	4.69	4.60	4.55	N/A

Inception* through 3/31/07	6.00	5.56	4.93	4.45

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (3/31/97 through 3/31/07)	65.17%

Class B (3/31/97 through 3/31/07)	56.73

Class C (3/31/97 through 3/31/07)	56.02

Class I(3) (Inception* through 3/31/07)	31.16

(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(3)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(4)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

(5)	Class A shares maximum sales charge increased from 4.00% to 4.25% on November 20, 2006.

*	Inception dates for Class A, B, C and I shares are January 16, 1987, November 11, 1994, January 8, 1993 and January 4, 2001, respectively.

Legg Mason Partners New York Municipals Fund 2007 Annual Report         7

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Legg Mason Partners New York Municipals Fund vs. the Lehman Brothers Municipal Bond Index and Lipper New York Municipal Debt Funds Category Average† (March 1997 — March 2007)

†	Hypothetical illustration of $10,000 invested in Class A shares on March 31, 1997, assuming the deduction of the 4.25% maximum initial sales charge at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2007. The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper New York Municipal Debt Funds Category Average is composed of the Fund’s peer group of mutual funds as of March 31, 2007. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

‡	Class A shares maximum initial sales charge increased from 4.00% to 4.25% on November 20, 2006.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

8         Legg Mason Partners New York Municipals Fund 2007 Annual Report

Schedule of Investments (March 31, 2007)

LEGG MASON PARTNERS NEW YORK MUNICIPALS FUND

Face Amount	Rating‡	Security	Value

MUNICIPAL BONDS — 97.5%
Education — 20.2%
$2,755,000	Aaa(a)	Albany, NY, IDA, Civic Facility Revenue, St. Rose Project, Series A, AMBAC-Insured, 5.375% due 7/1/31	$2,945,701
		Amherst, NY, IDA, Civic Facilities Revenue, University of Buffalo Foundation, Faculty-Student Housing, Series B, AMBAC-Insured:
1,000,000	AAA	5.125% due 8/1/20	1,069,740
3,615,000	AAA	5.250% due 8/1/31	3,874,485
		Madison County, NY, IDA, Civic Facilities Revenue, Colgate University Project, Series B:
2,250,000	AA-	5.000% due 7/1/23	2,371,792
2,000,000	AA-	5.000% due 7/1/33	2,083,580
		New York State Dormitory Authority Revenue:
1,000,000	AA-	4201 School Program, 5.000% due 7/1/18	1,032,720
3,000,000	AAA	City University of New York, Consolidated Second General Resolution, Series A, AMBAC-Insured, 5.750% due 7/1/18	3,420,990
		City University Systems:
14,000,000	AAA	Second Generation, Series A, FGIC-Insured, 5.000% due 7/1/16	14,501,340
5,825,000	AAA	Series A, FGIC-TCRS-Insured, 5.625% due 7/1/16 (b)	6,641,723
7,000,000	AAA	Series B, FSA-Insured, 6.000% due 7/1/14	7,628,110
1,785,000	A-1(a)	Series C, 7.500% due 7/1/10	1,888,244
16,925,000	AAA	Third Generation, Series 1, FGIC-Insured, 5.250% due 7/1/25	17,552,410
2,000,000	AA-	Department of Education, 5.000% due 7/1/24	2,102,720
5,000,000	AAA	New School University, MBIA-Insured, 5.000% due 7/1/29	5,147,300
		New York University, Series A, MBIA-Insured:
1,000,000	AAA	5.750% due 7/1/15	1,140,610
6,300,000	AAA	5.750% due 7/1/27	7,647,444
405,000	AAA	Non-State Supported Debt, Unrefunded Balance, University of Rochester, Series A, MBIA-Insured, 5.000% due 7/1/27	414,582
		Refunding:
7,960,000	AA+	Cornell University, Series A, 5.000% due 7/1/35	8,443,092
1,610,000	Aaa(a)	Siena College, MBIA-Insured, 5.000% due 7/1/19	1,739,734
10,260,000	AAA	Rockefeller University, 5.000% due 7/1/28	10,507,779
1,500,000	AAA	School District Financing Program, Series A, MBIA-Insured, 5.750% due 10/1/17	1,649,985
765,000	AA-	Series B, 7.500% due 5/15/11	835,074
2,520,000	AAA	St. Johns University, Series A, MBIA-Insured, 5.000% due 7/1/21	2,714,519
		State University Educational:
2,030,000	AA-	Facilities, Series B, 5.250% due 5/15/13	2,197,211
		Facility:
12,110,000	AAA	Series A, FSA-Insured, 5.875% due 5/15/17 (b)	14,147,750
5,000,000	AAA	Series B, FGIC-Insured, 5.250% due 5/15/19	5,620,800
1,070,000	AAA	State University, Adult Facilities, Series C, FSA-Insured, 5.750% due 5/15/17	1,238,932
3,000,000	Aaa(a)	Teachers College, MBIA-Insured, 5.000% due 7/1/22	3,138,960

See Notes to Financial Statements.

Legg Mason Partners New York Municipals Fund 2007 Annual Report         9

Schedule of Investments (March 31, 2007) (continued)

Face Amount	Rating‡	Security	Value

Education — 20.2% (continued)
$690,000	AAA	Unrefunded Balance, University of Rochester, Series A, MBIA-Insured, 5.000% due 7/1/16	$708,106
2,500,000	AAA	Willow Towers Inc., MBIA-Insured, 5.400% due 2/1/34	2,675,300
		New York State Municipal Bond Bank Agency, Special School Purpose Revenue, State Aid Withholding, Series C:
1,000,000	A+	5.500% due 6/1/16	1,087,360
1,700,000	A+	5.250% due 12/1/21	1,815,838
		Rensselaer County, NY, IDA, Civic Facilities Revenue, Polytechnic Institute Dormitory Project:
5,430,000	A	Series A, 5.125% due 8/1/29	5,596,429
5,820,000	A	Series B, 5.125% due 8/1/27	6,001,002
		Taconic Hills, NY, School District at Craryville, FGIC-Insured, State Aid Withholding:
1,420,000	Aaa(a)	5.000% due 6/15/25	1,496,183
700,000	Aaa(a)	5.000% due 6/15/26	735,532

		Total Education	153,813,077

Escrowed to Maturity — 1.3%
580,000	AAA	Commonwealth of Puerto Rico, Aqueduct & Sewer Authority Revenue, 10.250% due 7/1/09 (c)	615,577
		Metropolitan Transportation Authority, New York Services Contract, Transportation Facilities, Series O:
3,000,000	AAA	5.750% due 7/1/13 (c)	3,216,030
1,000,000	AAA	MBIA/IBC Insured, 5.500% due 7/1/17 (c)	1,136,020
4,980,000	AAA	New York State Environmental Facilities Corp., Clean Water & Drinking Revolving Funds, Correctional Facilities Service Contract Series C, AMBAC-Insured, 5.000% due 6/15/16 (c)	5,034,332

		Total Escrowed to Maturity	10,001,959

Finance — 0.8%
5,000,000	AAA	New York State LGAC, Series B, MBIA-Insured, 4.875% due 4/1/20	5,098,500
1,260,000	BBB-	Puerto Rico Public Financial Corp., Series E, 5.500% due 8/1/29	1,324,613

		Total Finance	6,423,113

General Obligation — 3.7%
2,100,000	Aaa(a)	Erie County, NY, GO, Public Improvement, Series A, FGIC-Insured, 5.000% due 9/1/15	2,231,586
		New York City, NY, GO:
		Series A:
1,600,000	AA-	5.750% due 8/1/16	1,748,224
15,000,000	AA-	5.000% due 8/1/26	15,857,850
1,000,000	AA-	Series B, 5.625% due 12/1/13	1,078,960
380,000	AA-	Unrefunded Balance, Series B, 5.750% due 8/1/14	406,269
4,505,000	Aaa(a)	North Hempstead, NY, GO, Series A, FGIC-Insured, 5.000% due 9/1/22	4,695,742
1,250,000	AAA	Puerto Rico Commonwealth, GO, Refunding, Public Improvement, Series A, MBIA-Insured, 5.500% due 7/1/16	1,413,187

See Notes to Financial Statements.

10         Legg Mason Partners New York Municipals Fund 2007 Annual Report

Schedule of Investments (March 31, 2007) (continued)

Face Amount	Rating‡	Security	Value

General Obligation — 3.7% (continued)
$1,000,000	AAA	Yonkers, NY, GO, Series C, State Aid Withholding, FGIC-Insured, 5.000% due 6/1/19	$1,039,090

		Total General Obligation	28,470,908

Government Facilities — 0.9%
		New York State Urban Development Corp. Revenue:
3,050,000	AAA	Correctional Capital Facilities, MBIA-Insured, 5.000% due 1/1/20	3,131,465
3,000,000	AA-	State Facilities, 5.700% due 4/1/20	3,438,900

		Total Government Facilities	6,570,365

Hospitals — 3.8%
1,620,000	AAA	East Rochester, NY, Housing Authority Revenue, North Park Nursing Home, GNMA, 5.200% due 10/20/24	1,718,399
		New York City Health & Hospital Corp. Revenue, Health System, Series A:
3,000,000	AAA	AMBAC-Insured, 5.000% due 2/15/20	3,092,580
		FSA-Insured:
1,110,000	AAA	5.000% due 2/15/22	1,154,089
3,750,000	AAA	5.125% due 2/15/23	3,932,925
		New York State Dormitory Authority Revenue:
5,000,000	AAA	Maimonides Medical Center, MBIA-Insured, 5.000% due 8/1/24	5,256,150
2,000,000	AAA	Mental Health Services Facilities Improvement, Series D, FGIC-Insured, 5.000% due 2/15/23	2,118,480
		Mental Health Services Facilities, Series B:
40,000	AA-	5.000% due 2/15/18	41,128
		Unrefunded Balance:
4,145,000	AA-	5.625% due 2/15/21	4,233,496
190,000	AAA	5.250% due 8/15/30	198,614
2,500,000	AAA	North Shore University Hospital, MBIA-Insured, 5.500% due 11/1/14	2,794,825
1,500,000	AAA	United Cerebral Palsy, AMBAC-Insured, 5.125% due 7/1/21	1,599,975
2,000,000	AAA	Victory Memorial Hospital, MBIA-Insured, 5.375% due 8/1/25	2,087,680
865,000	AA	New York State Medical Care Facilities, Series B, Hospital & Nursing Home Insured Mortgage, FHA-Insured, 7.000% due 8/15/32	867,206

		Total Hospitals	29,095,547

Housing: Multi-Family — 5.2%
		New York City, NY, HDC:
1,146,052	NR	Cadman Project, FHA, 6.500% due 11/15/18	1,206,036
922,495	NR	Kelly Project, 6.500% due 2/15/18	972,402
8,275,000	AAA	MFH Rental Revenue, Seaview Towers, Series A, 4.600% due 7/15/26 (d)(e)	8,232,549
		MFH Revenue:
5,000,000	AA	Series A, 5.100% due 11/1/24	5,238,500
1,645,000	AA	Series E, SONYMA-Insured, 6.100% due 11/1/19	1,725,786
		Series H-1:
6,250,000	AA	4.600% due 11/1/26 (e)	6,269,000
5,000,000	AA	4.700% due 11/1/40 (e)	5,042,450

See Notes to Financial Statements.

Legg Mason Partners New York Municipals Fund 2007 Annual Report         11

Schedule of Investments (March 31, 2007) (continued)

Face Amount	Rating‡	Security	Value

Housing: Multi-Family — 5.2% (continued)
		New York State Dormitory Authority Revenue, Park Ridge Housing Inc., FNMA:
$1,000,000	AAA	6.375% due 8/1/20 (b)	$1,094,060
1,470,000	AAA	6.500% due 8/1/25	1,613,972
		New York State Housing Finance Agency Revenue, Secured Mortgage Program:
		Series A, SONYMA-Insured:
500,000	Aa1(a)	7.000% due 8/15/12 (e)	500,670
500,000	Aa1(a)	7.050% due 8/15/24 (e)	500,680
6,870,000	Aa1(a)	Series B, SONYMA-Insured, 6.250% due 8/15/29 (e)	6,975,386
495,000	A2(a)	Rensselaer Housing Authority, MFH Mortgage Revenue, Rensselaer Elderly Apartments, 7.750% due 1/1/11	496,525

		Total Housing: Multi-Family	39,868,016

Housing: Single-Family — 1.8%
		New York State Mortgage Agency Revenue, Homeowner Mortgage:
4,230,000	Aa1(a)	Series 67, 5.800% due 10/1/28 (e)	4,308,255
9,200,000	Aa1(a)	Series 71, 5.350% due 10/1/18 (e)	9,379,768

		Total Housing: Single-Family	13,688,023

Industrial Development — 1.7%
1,065,000	BBB	Essex County, NY, IDA Revenue, Solid Waste, International Paper Co. Project, Series A, 6.150% due 4/1/21 (e)	1,093,595
365,000	NR	Monroe County, NY, IDA Revenue, Public Improvement, Canal Ponds Park, Series A, 7.000% due 6/15/13	372,238
		Onondaga County, NY, IDA:
750,000	AA	Civic Facilities Revenue, Syracuse Home Association Project, 5.200% due 12/1/18	781,148
8,000,000	A+	Sewer Facilities Revenue, Bristol-Myers Squibb Co. Project, 5.750% due 3/1/24 (e)	9,278,240
1,410,000	AA+	Rensselaer County, NY, IDA, Albany International Corp., 7.550% due 7/15/07	1,416,641

		Total Industrial Development	12,941,862

Life Care Systems — 2.3%
		New York State Dormitory Authority Revenue Bonds, FHA-Insured:
3,625,000	AA	Hebrew Nursing Home, 6.125% due 2/1/37	3,706,091
1,500,000	AAA	Menorah Campus Nursing Home, 6.100% due 2/1/37	1,533,675
3,095,000	AA	Wesley Garden Nursing Home, 6.125% due 8/1/35	3,142,013
		New York State Dormitory Authority Revenues, Non State Supported Debt, Cabrini Westchester, GNMA-Collateralized:
2,400,000	AA	5.100% due 2/15/26	2,595,480
4,525,000	AA	5.200% due 2/15/41	4,900,620
1,250,000	AAA	Syracuse, NY, IDA Revenue, James Square Association, FHA-Insured, 7.000% due 8/1/25	1,253,338

		Total Life Care Systems	17,131,217

See Notes to Financial Statements.

12         Legg Mason Partners New York Municipals Fund 2007 Annual Report

Schedule of Investments (March 31, 2007) (continued)

Face Amount	Rating‡	Security	Value

Miscellaneous — 0.5%
$3,500,000	AAA	New York State Dormitory Authority Revenue, Court Facilities Lease, NYC Issue, Non-State Supported Debt, Series A, AMBAC-Insured, 5.500% due 5/15/28	$4,171,090

Pollution Control — 0.6%
		New York State Environmental Facilities Corp.:
1,060,000	AAA	Clean Water & Drinking Revolving Funds, Series C, 5.000% due 6/15/16	1,087,210
		State Water Revolving Fund, Series A:
120,000	AAA	7.500% due 6/15/12	126,533
805,000	AAA	GIC-Societe Generale, 7.250% due 6/15/10	807,246
1,000,000	AAA	North Country, NY, Development Authority, Solid Waste Management System Revenue, FSA-Insured, 6.000% due 5/15/15	1,098,670
1,710,000	CCC+	Puerto Rico Industrial Medical & Environmental Facilities, Finance Authority Revenue, American Airlines Inc., Series A, 6.450% due 12/1/25	1,741,789

		Total Pollution Control	4,861,448

Pre-Refunded (f) — 38.2%
18,660,000	AAA	Long Island Power Authority, Electric System Revenue, Series A, MBIA/IBC-Insured, Call 6/1/08 @ 101, 5.250% due 12/1/26	19,197,221
		Metropolitan Transportation Authority:
		Dedicated Tax Fund, Series A, FSA-Insured, Call 10/1/14 @ 100:
2,290,000	AAA	5.125% due 4/1/19	2,508,077
4,500,000	AAA	5.250% due 4/1/23	4,965,120
		Transit Facilities Revenue:
5,000,000	AAA	Series A, Call 7/1/09 @ 100, 6.000% due 7/1/19	5,261,400
10,000,000	AAA	Series A, MBIA-Insured, Call 7/1/07 @ 101.50, 5.625% due 7/1/25	10,198,400
11,000,000	AAA	Metropolitan Transportation Authority of New York, Dedicated Tax Fund, Series A, FGIC-Insured, Call 11/15/11 @ 100, 5.250% due 11/15/23	11,774,510
5,000,000	AAA	Nassau Health Care Corp., New York Health Systems Revenue, FSA-Insured, Call 8/1/09 @ 102, 5.500% due 8/1/19	5,305,300
5,205,000	AAA	New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Series B, FGIC-Insured, Call 6/15/07 @ 101, 5.125% due 6/15/30	5,272,717
		New York City, NY:
2,595,000	AAA	COP, Transit Authority, Metropolitan Transportation Authority, Triborough Bridge & Tunnel Authority, AMBAC-Insured, Call 1/1/10 @ 101, 5.875% due 1/1/30	2,773,302
2,070,000	AA-	GO, Series B, Call 8/1/10 @ 101, 5.750% due 8/1/14	2,227,237
		Municipal Water Finance Authority, Water & Sewer System Revenue:
16,000,000	AAA	Call 6/15/10 @ 101, 5.500% due 6/15/33	17,067,200
1,000,000	AAA	FSA-Insured, Call 6/15/07 @ 101, 5.250% due 6/15/29	1,013,250
1,565,000	AA+	Series B, Call 6/15/10 @ 101, 6.000% due 6/15/33	1,692,829

See Notes to Financial Statements.

Legg Mason Partners New York Municipals Fund 2007 Annual Report         13

Schedule of Investments (March 31, 2007) (continued)

Face Amount	Rating‡	Security	Value

Pre-Refunded (f) — 38.2% (continued)
		TFA Revenue:
		Future Tax Secured, Series A:
$185,000	AAA	Call 11/15/12 @ 100, 5.500% due 11/15/17	$202,716
		Call 2/15/10 @ 101:
580,000	AAA	5.750% due 2/15/14	619,347
175,000	AAA	5.750% due 2/15/16	186,872
10,000,000	AAA	Series C, Call 5/1/10 @ 101, 5.500% due 11/1/29	10,646,700
20,000,000	AAA	Transit Authority, Metropolitan Transportation Authority, Series A, AMBAC-Insured, Call 1/1/10 @ 101, 5.250% due 1/1/29 (d)	21,050,600
1,655,000	AAA	Trust Cultural Resource Revenue, AMBAC-Insured, American Museum of Natural History, Series A, Call 7/1/09 @ 101, 5.250% due 7/1/17	1,730,319
		New York State Dormitory Authority Revenue:
		City University Systems:
6,000,000	AA-	4th Generation, Series A, Call 7/1/11 @ 100, 5.250% due 7/1/31	6,385,860
4,500,000	AAA	MBIA/IBC-Insured, Call 7/1/08 @ 101, 5.000% due 7/1/28	4,623,075
2,000,000	AAA	Columbia University, Call 7/1/08 @ 101, 5.000% due 7/1/18	2,054,700
		Court Facilities:
		City of New York Issue:
3,000,000	AAA	AMBAC-Insured, Call 5/15/10 @ 101, 5.750% due 5/15/30	3,217,860
5,000,000	A+	Call 5/15/10 @101, 6.000% due 5/15/39	5,396,550
1,500,000	A+	Series A, Call 5/15/13 @ 100, 5.500% due 5/15/17	1,650,765
		Mental Health Services Facilities:
2,460,000	AA-	Series B, Call 2/15/08 @ 102, 5.000% due 2/15/18	2,538,351
2,410,000	AAA	Series D, FSA-Insured, Call 8/15/10 @ 100, 5.250% due 8/15/30	2,537,151
1,150,000	AAA	St. John’s University, MBIA-Insured, Call 7/1/08 @ 101, 5.250% due 7/1/25	1,184,914
		State University Dormitory Facility, FGIC-Insured, Call 7/1/11 @ 100:
1,000,000	AAA	5.500% due 7/1/26	1,074,880
1,000,000	AAA	5.500% due 7/1/27	1,074,880
12,000,000	AAA	5.100% due 7/1/31	12,711,240
		State University Educational Facility:
12,750,000	AAA	Series A, FGIC-Insured, Call 5/15/12 @ 101, 5.000% due 5/15/27	13,682,662
7,030,000	AAA	Series A, MBIA-Insured, Call 5/15/10 @ 100, 5.000% due 5/15/16	7,323,503
5,000,000	AAA	Series B, FSA-Insured, Call 5/15/10 @ 101, 5.500% due 5/15/30	5,326,600
3,225,000	AAA	University of Rochester, Series A, MBIA-Insured, Call 7/1/08 @ 101, 5.000% due 7/1/16	3,313,204
1,895,000	AAA	Non-State Supported Debt, University of Rochester, Series A, MBIA-Insured, Call 7/1/08 @ 101, 5.000% due 7/1/27	1,946,828

See Notes to Financial Statements.

14         Legg Mason Partners New York Municipals Fund 2007 Annual Report

Schedule of Investments (March 31, 2007) (continued)

Face Amount	Rating‡	Security	Value

Pre-Refunded (f) — 38.2% (continued)
		New York State Environmental Facilities Corp., Clean Water & Drinking Revolving Funds, Series B, Call 10/15/09 @ 100:
$295,000	AAA	5.250% due 4/15/17	$307,033
400,000	AAA	5.250% due 4/15/18	416,316
		New York State Thruway Authority:
		Highway & Bridge Toll Revenue Fund, FGIC-Insured:
		Series A, Call 4/1/11 @ 101:
3,410,000	AAA	5.000% due 4/1/19	3,618,215
2,000,000	AAA	5.000% due 4/1/20	2,122,120
2,500,000	AAA	5.000% due 4/1/21	2,652,650
15,000,000	AAA	Series B, Call 4/1/09 @ 101, 5.000% due 4/1/19	15,554,550
4,000,000	AAA	Series B-1, Call 4/1/10 @ 101, 5.500% due 4/1/18	4,253,200
785,000	AAA	Highway & Bridge, Transportation Fund, Series C, AMBAC-Insured, Call 4/1/12 @ 100, 5.500% due 4/1/15	852,589
		New York State Urban Development Corp. Revenue, Correctional Facilities Service Contract:
6,600,000	AAA	Series C, AMBAC-Insured, Call 1/1/09 @ 101, 6.000% due 1/1/29	6,932,442
18,400,000	AAA	Series D, FSA-Insured, Call 1/1/11@ 100, 5.250% due 1/1/30 (d)	19,466,096
495,000	AA-	New York State Urban Development Corp., Correctional and Youth Facilities, Series A, Call 1/1/11 @ 100, 5.500% due 1/1/17	526,730
3,740,000	BBB-	Puerto Rico Public Financial Corp., Series E, Call 2/1/12 @ 100, 5.500% due 8/1/29	4,039,911
		Schenectady, NY, IDA, Civic Facilities Revenue:
		Union College Project, Series A, AMBAC-Insured, Call 12/01/09 @ 102:
2,000,000	Aaa(a)	5.375% due 12/1/19	2,128,140
1,725,000	Aaa(a)	5.000% due 7/1/22	1,813,510
3,000,000	Aaa(a)	5.450% due 12/1/29	3,197,880
2,390,000	Aaa(a)	Union College Project, Series A, AMBAC-Insured, Call 7/01/11 @ 102, 5.625% due 7/1/31	2,621,734
		Triborough Bridge & Tunnel Authority:
10,125,000	AAA	GO, Series B, Call 1/1/22 @ 100, 5.500% due 1/1/30	11,686,781
3,500,000	AA-	Series A, Call 1/1/22 @ 100, 5.250% due 1/1/28	4,000,325
4,200,000	AAA	Series B, Call 1/1/16 @ 100, 5.375% due 1/1/19	4,701,102

		Total Pre-Refunded	290,627,464

Public Facilities — 2.6%
		New York City, NY, Trust Cultural Resource Revenue, AMBAC-Insured, Museum of Modern Art:
3,100,000	AAA	Series A, 5.000% due 4/1/23	3,237,578
9,000,000	AAA	Series D, 5.125% due 7/1/31	9,469,620
6,505,000	AA-	New York State Urban Development Corp., Correctional and Youth Facilities, Unrefunded Balance, Series A, 5.500% due 1/1/17	6,893,869
205,000	AA-	New York State, COP, Hanson Redevelopment Project, 8.375% due 5/1/08	209,229

		Total Public Facilities	19,810,296

See Notes to Financial Statements.

Legg Mason Partners New York Municipals Fund 2007 Annual Report         15

Schedule of Investments (March 31, 2007) (continued)

Face Amount	Rating‡	Security	Value

Sales Tax — 1.9%
$1,155,000	AAA	New York City, NY, TFA Revenue, Future Tax Secured, Series B, 5.375% due 2/1/15	$1,248,243
		New York State Local Assistance Corp., Refunded:
3,000,000	AAA	Series C, 5.500% due 4/1/17	3,365,970
2,255,000	AAA	Series E, 6.000% due 4/1/14	2,521,451
		Sales Tax Asset Receivables Corp. NY, Series A, MBIA-Insured:
2,500,000	AAA	5.250% due 10/15/18	2,726,900
4,000,000	AAA	5.000% due 10/15/21	4,265,880

		Total Sales Tax	14,128,444

Tax Allocation — 0.4%
1,090,000	Aa3(a)	34th Street Partnership Inc., New York, Refunding, Capital Improvement, 5.000% due 1/1/16	1,149,939
1,500,000	AAA	New York City, NY, TFA Revenue, Unrefunded Balance, Future Tax Secured, Series A, 5.500% due 11/15/17	1,627,755

		Total Tax Allocation	2,777,694

Tobacco — 0.3%
2,000,000	AA-	Tobacco Settlement Financing Corp., Series C-1, 5.500% due 6/1/21	2,163,340

Transportation — 5.5%
750,000	BBB+	Albany, NY, Parking Authority, Series A, 5.625% due 7/15/25	802,268
		Metropolitan Transportation Authority:
2,500,000	AAA	New York Services Contract, Refunding Bonds, Series A, AMBAC-Insured, 5.500% due 11/15/15	2,722,150
1,000,000	AAA	Revenue, Refunding, Series A, AMBAC-Insured, 5.500% due 11/15/18	1,084,120
		New York State Thruway Authority:
5,000,000	AA-	General Revenue, Series E, 5.000% due 1/1/25	5,089,950
215,000	AAA	Highway and Bridge Transportation Fund Unrefunded Balance, Series C, AMBAC-Insured, 5.500% due 4/1/15	233,512
1,100,000	AA-	Service Contract Revenue, Local Highway and Bridge, 5.500% due 4/1/14	1,188,451
3,000,000	AA-	Unrefunded Balance, Series E, 5.250% due 1/1/13	3,064,500
		Port Authority of New York & New Jersey:
7,250,000	AA-	109th Series, 5.375% due 1/15/32	7,331,997
12,000,000	NR	Special Obligation Revenue 5th Installment, 6.750% due 10/1/19 (e)	12,148,680
1,500,000	AAA	Puerto Rico Commonwealth, Highway & Transportation Authority, Highway Revenue, Series G, FGIC-Insured, 5.250% due 7/1/16	1,623,225
		Triborough Bridge & Tunnel Authority:
735,000	AA-	Convention Center Project, Series E, 7.250% due 1/1/10	774,550
5,200,000	AAA	Series A, MBIA/IBC-Insured, 5.250% due 11/15/30	5,589,896

		Total Transportation	41,653,299

See Notes to Financial Statements.

16         Legg Mason Partners New York Municipals Fund 2007 Annual Report

Schedule of Investments (March 31, 2007) (continued)

Face Amount	Rating‡	Security	Value

Utilities — 0.8%
$1,500,000	AAA	Long Island Power Authority, New York Electric System Revenue, Series C, MBIA/IBC-Insured, 5.500% due 9/1/21	$1,659,045
		New York State Energy Research & Development Authority, Gas Facilities Revenue:
3,000,000	A+	Brooklyn Union Gas Co. Project RIBS, Series B, 9.848% due 7/1/26 (e)(g)(h)	3,103,020
1,500,000	Baa2(a)	Corning Natural Gas Corp. Series A, 8.250% due 12/1/18 (e)	1,502,055

		Total Utilities	6,264,120

Water & Sewer — 5.0%
10,000,000	AA	New York City, NY, MFA, Water & Sewer System Revenue, Second General Resolution, Series AA, 5.000% due 6/15/37	10,557,600
		New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue:
2,750,000	AAA	FSA-Insured, 5.000% due 6/15/29	2,838,220
990,000	AA+	Series B, Unrefunded Balance, 6.000% due 6/15/33	1,063,705
		Series D:
5,000,000	AA+	5.250% due 6/15/25	5,301,250
2,375,000	AAA	MBIA-Insured, 5.000% due 6/15/15	2,436,251
		New York State Environmental Facilities Corp., Clean Water & Drinking Revolving Funds:
8,500,000	AAA	5.000% due 6/15/32	8,928,655
		Series B:
965,000	AAA	5.250% due 4/15/17	1,000,802
2,490,000	AAA	5.250% due 10/15/17	2,585,442
1,340,000	AAA	5.250% due 4/15/18	1,389,714
1,880,000	AAA	5.250% due 10/15/18	1,948,827

		Total Water & Sewer	38,050,466

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $696,817,290)	742,511,748

SHORT-TERM INVESTMENTS — 0.6%
Finance — 0.1%
		New York City, NY, TFA, New York City Recovery Project Revenue, Series 3:
500,000	A-1+	Subordinated Series 3-E, 3.740%, 4/2/07 (i)	500,000
400,000	A-1+	Subordinated Series 3-F, SPA-Royal Bank of Canada, 3.750%, 4/2/07 (i)	400,000

		Total Finance	900,000

General Obligation — 0.1%
1,000,000	A-1	New York City, NY, GO, Series H, Subordinated Series H-7, LOC-KBC Bank N.V., 3.740%, 4/2/07 (i)	1,000,000

Water & Sewer — 0.4%
1,300,000	A-1+	New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Series F-1, SPA-Dexia Credit Local, 3.760%, 4/2/07 (i)	1,300,000

See Notes to Financial Statements.

Legg Mason Partners New York Municipals Fund 2007 Annual Report         17

Schedule of Investments (March 31, 2007) (continued)

Face Amount	Rating‡	Security	Value
Water & Sewer — 0.4% (continued)
$1,300,000	A-1+	New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Fiscal 2003, Subordinated Series C-3, SPA-Depfa Bank PLC, 3.740%, 4/2/07 (i)	$1,300,000

		Total Water & Sewer	2,600,000

		TOTAL SHORT-TERM INVESTMENTS (Cost — $4,500,000)	4,500,000

		TOTAL INVESTMENTS — 98.1% (Cost — $701,317,290#)	747,011,748
		Other Assets in Excess of Liabilities — 1.9%	14,830,021

		TOTAL NET ASSETS — 100.0%	$761,841,769

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted. All ratings are unaudited.

(a)	Rating by Moody’s Investors Service. All ratings are unaudited.

(b)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(c)	Bonds are escrowed to maturity by government securities and/or government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.

(d)	All or a portion of this security is segregated for open futures contracts.

(e)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(f)	Pre-Refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.

(g)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2007.

(h)	Residual interest bonds-coupon varies inversely with level of short-term tax-exempt interest rates.

(i)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.

#	Aggregate cost for federal income tax purposes is $699,962,847.

See pages 19 and 20 for definitions of ratings.

Abbreviations used in this schedule:
AMBAC	— Ambac Assurance Corporation
COP	— Certificate of Participation
FGIC	— Financial Guaranty Insurance Company
FHA	— Federal Housing Administration
FNMA	— Federal National Mortgage Association
FSA	— Financial Security Assurance
GIC	— Guaranteed Investment Contract
GNMA	— Government National Mortgage Association
GO	— General Obligation
HDC	— Housing Development Corporation
IBC	— Insured Bond Certificates
IDA	— Industrial Development Authority
LGAC	— Local Government Assistance Corporation
LOC	— Letter of Credit
MBIA	— Municipal Bond Investors Assurance Corporation
MFA	— Municipal Finance Authority
MFH	— Multi-Family Housing
RIBS	— Residual Interest Bonds
SONYMA	— State of New York Mortgage Association
SPA	— Standby Bond Purchase Agreement
TCRS	— Transferable Custodial Receipts
TFA	— Transitional Finance Authority

See Notes to Financial Statements.

18         Legg Mason Partners New York Municipals Fund 2007 Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

— Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.

Legg Mason Partners New York Municipals Fund 2007 Annual Report         19

Bond Ratings (unaudited) (continued)

Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	— Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR	— Indicates that the bond is not rated by Standard & Poor’s or Moody’s.

Short-Term Security Ratings (unaudited)

SP-1

— Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1

— Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

20         Legg Mason Partners New York Municipals Fund 2007 Annual Report

Statement of Assets and Liabilities (March 31, 2007)

ASSETS:
Investments, at value (Cost — $701,317,290)	$747,011,748
Cash	47,617
Interest receivable	11,070,146
Receivable for securities sold	3,171,937
Receivable for Fund shares sold	2,107,364
Receivable from broker — variation margin on open futures contracts	135,932
Receivable from manager	91,366
Prepaid expenses	15,033

Total Assets	763,651,143

LIABILITIES:
Distributions payable	1,002,083
Investment management fee payable	318,763
Payable for Fund shares repurchased	146,134
Distribution fees payable	139,241
Deferred compensation payable	25,931
Trustees’ fees payable	24,168
Accrued expenses	153,054

Total Liabilities	1,809,374

Total Net Assets	$761,841,769

NET ASSETS:
Par value (Note 6)	$57,753
Paid-in capital in excess of par value	743,525,130
Undistributed net investment income	310,964
Accumulated net realized loss on investments and futures contracts	(28,508,981)
Net unrealized appreciation on investments and futures contracts	46,456,903

Total Net Assets	$761,841,769

Shares Outstanding:
Class A	50,240,360

Class B	4,220,887

Class C	2,999,755

Class I(1)	291,560

Net Asset Value:
Class A (and redemption price)	$13.19

Class B(2)	$13.19

Class C(2)	$13.18

Class I(1) (and redemption price)	$13.18

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 4.25%)(3)	$13.78

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(2)	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

(3)	Class A shares maximum initial sales charge increased from 4.00% to 4.25% on November 20, 2006.

See Notes to Financial Statements.

Legg Mason Partners New York Municipals Fund 2007 Annual Report         21

Statement of Operations (For the year ended March 31, 2007)

INVESTMENT INCOME:
Interest	$33,784,218

EXPENSES:
Investment management fee (Note 2)	3,327,621
Distribution fees (Notes 2 and 4)	1,520,794
Shareholder reports (Note 4)	70,181
Transfer agent fees (Note 4)	61,221
Restructuring and reorganization fees (Note 12)	57,255
Trustees’ fees (Note 12)	28,562
Registration fees	28,133
Audit and tax	22,632
Insurance	16,384
Legal fees	12,992
Custody fees	1,013
Miscellaneous expenses	989

Total Expenses	5,147,777
Less: Fee waivers and/or expense reimbursements (Notes 2, 4, 9 and 12)	(137,212)

Net Expenses	5,010,565

Net Investment Income	28,773,653

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain From:
Investment transactions	593,348
Futures contracts	8,942,704

Net Realized Gain	9,536,052

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(3,762,780)
Futures contracts	(4,113,105)

Change in Net Unrealized Appreciation/Depreciation	(7,875,885)

Net Gain on Investments and Futures Contracts	1,660,167

Increase in Net Assets From Operations	$30,433,820

See Notes to Financial Statements.

22         Legg Mason Partners New York Municipals Fund 2007 Annual Report

Statements of Changes in Net Assets (For the years ended March 31,)

	2007	2006
OPERATIONS:
Net investment income	$28,773,653	$28,556,549
Net realized gain (loss)	9,536,052	(3,020,390)
Change in net unrealized appreciation/depreciation	(7,875,885)	(4,742,025)

Increase in Net Assets From Operations	30,433,820	20,794,134

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(28,511,184)	(28,027,639)

Decrease in Net Assets From Distributions to Shareholders	(28,511,184)	(28,027,639)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	131,568,442	75,284,890
Reinvestment of distributions	17,670,008	16,640,069
Cost of shares repurchased	(109,387,422)	(163,898,183)
Net assets of shares issued in connection with merger (Note 7)	81,403,769	—

Increase (Decrease) in Net Assets From Fund Share Transactions	121,254,797	(71,973,224)

Increase (Decrease) in Net Assets	123,177,433	(79,206,729)
NET ASSETS:
Beginning of year	638,664,336	717,871,065

End of year*	$761,841,769	$638,664,336

* Includes undistributed net investment income of:	$310,964	$282,999

See Notes to Financial Statements.

Legg Mason Partners New York Municipals Fund 2007 Annual Report         23

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended March 31:

Class A Shares(1)	2007		2006		2005	2004		2003
Net Asset Value, Beginning of Year	$13.14		$13.28		$13.57	$13.66		$13.19

Income (Loss) From Operations:
Net investment income	0.58		0.57		0.60	0.61		0.63
Net realized and unrealized gain (loss)	0.05		(0.14)		(0.30)	(0.09)		0.46

Total Income From Operations	0.63		0.43		0.30	0.52		1.09

Less Distributions From:
Net investment income	(0.58)		(0.57)		(0.59)	(0.61)		(0.62)
In excess of net investment income	—		—		—	(0.00	)(2)	—

Total Distributions	(0.58)		(0.57)		(0.59)	(0.61)		(0.62)

Net Asset Value, End of Year	$13.19		$13.14		$13.28	$13.57		$13.66

Total Return(3)	4.86%		3.29%		2.28%	3.87%		8.42%

Net Assets, End of Year (millions)	$663		$527		$578	$617		$627

Ratios to Average Net Assets:
Gross expenses	0.69	%(4)	0.70%		0.70%	0.68%		0.70%
Net expenses(5)	0.67	(4)(6)(7)	0.67	(7)	0.69 (7)	0.68		0.70
Net investment income	4.40		4.36		4.43	4.46		4.62

Portfolio Turnover Rate	7%		0	%(8)	5%	8%		14%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Amount represents less than $0.005 per share.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.68% and 0.66%, respectively (Note 12).

(5)	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 0.85%.

(6)	Effective March 2, 2007, management contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 0.68% for Class A shares until August 1, 2008.

(7)	Reflects fee waivers and/or expense reimbursements.

(8)	Amount represents less than 0.50%.

See Notes to Financial Statements.

24         Legg Mason Partners New York Municipals Fund 2007 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended March 31:

Class B Shares(1)	2007		2006		2005	2004		2003
Net Asset Value, Beginning of Year	$13.14		$13.28		$13.57	$13.66		$13.19

Income (Loss) From Operations:
Net investment income	0.51		0.50		0.52	0.54		0.56
Net realized and unrealized gain (loss)	0.05		(0.15)		(0.29)	(0.09)		0.46

Total Income From Operations	0.56		0.35		0.23	0.45		1.02

Less Distributions From:
Net investment income	(0.51)		(0.49)		(0.52)	(0.54)		(0.55)
In excess of net investment income	—		—		—	(0.00	)(2)	—

Total Distributions	(0.51)		(0.49)		(0.52)	(0.54)		(0.55)

Net Asset Value, End of Year	$13.19		$13.14		$13.28	$13.57		$13.66

Total Return(3)	4.32%		2.71%		1.72%	3.35%		7.86%

Net Assets, End of Year (millions)	$56		$71		$94	$120		$140

Ratios to Average Net Assets:
Gross expenses	1.21	%(4)	1.23%		1.23%	1.21%		1.22%
Net expenses(5)	1.20	(4)(6)	1.23	(6)	1.22 (6)	1.21		1.22
Net investment income	3.89		3.80		3.89	3.93		4.10

Portfolio Turnover Rate	7%		0	%(7)	5%	8%		14%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Amount represents less than $0.005 per share.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.20% and 1.19%, respectively (Note 12).

(5)	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class B shares will not exceed 1.35%.

(6)	Reflects fee waivers and/or expense reimbursements.

(7)	Amount represents less than 0.50%.

See Notes to Financial Statements.

Legg Mason Partners New York Municipals Fund 2007 Annual Report         25

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended March 31:

Class C Shares(1)	2007		2006		2005	2004		2003
Net Asset Value, Beginning of Year	$13.13		$13.27		$13.56	$13.65		$13.18

Income (Loss) From Operations:
Net investment income	0.50		0.50		0.52	0.53		0.55
Net realized and unrealized gain (loss)	0.05		(0.15)		(0.29)	(0.08)		0.47

Total Income From Operations	0.55		0.35		0.23	0.45		1.02

Less Distributions From:
Net investment income	(0.50)		(0.49)		(0.52)	(0.54)		(0.55)
In excess of net investment income	—		—		—	(0.00	)(2)	—

Total Distributions	(0.50)		(0.49)		(0.52)	(0.54)		(0.55)

Net Asset Value, End of Year	$13.18		$13.13		$13.27	$13.56		$13.65

Total Return(3)	4.27%		2.69%		1.69%	3.30%		7.82%

Net Assets, End of Year (millions)	$39		$37		$42	$45		$45

Ratios to Average Net Assets:
Gross expenses	1.25	%(4)	1.26%		1.26%	1.24%		1.26%
Net expenses(5)	1.24	(4)(6)	1.26	(6)	1.25 (6)	1.24		1.26
Net investment income	3.84		3.77		3.86	3.90		4.05

Portfolio Turnover Rate	7%		0	%(7)	5%	8%		14%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Amount represents less than $0.005 per share.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.24% and 1.23%, respectively (Note 12).

(5)	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 1.40%.

(6)	Reflects fee waivers and/or expense reimbursements.

(7)	Amount represents less than 0.05%.

See Notes to Financial Statements.

26         Legg Mason Partners New York Municipals Fund 2007 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended March 31:

Class I Shares(1)(2)	2007		2006		2005	2004		2003
Net Asset Value, Beginning of Year	$13.14		$13.27		$13.57	$13.65		$13.19

Income (Loss) From Operations:
Net investment income	0.60		0.59		0.62	0.63		0.67
Net realized and unrealized gain (loss)	0.04		(0.14)		(0.30)	(0.07)		0.44

Total Income From Operations	0.64		0.45		0.32	0.56		1.11

Less Distributions From:
Net investment income	(0.60)		(0.58)		(0.62)	(0.64)		(0.65)
In excess of net investment income	—		—		—	(0.00	)(3)	—

Total Distributions	(0.60)		(0.58)		(0.62)	(0.64)		(0.65)

Net Asset Value, End of Year	$13.18		$13.14		$13.27	$13.57		$13.65

Total Return(4)	4.93%		3.52%		2.38%	4.13%		8.53%

Net Assets, End of Year (millions)	$4		$4		$4	$4		$4

Ratios to Average Net Assets:
Gross expenses	0.53	%(5)	0.53%		0.54%	0.51%		0.52%
Net expenses(6)	0.53	(5)(7)(8)	0.53	(8)	0.53 (8)	0.51		0.52
Net investment income	4.55		4.51		4.59	4.63		4.78

Portfolio Turnover Rate	7%		0	%(9)	5%	8%		14%

(1)	Per share amounts have been calculated using the average shares method.

(2)	As of November 20, 2006, Class Y shares were renamed as Class I shares.

(3)	Amount represents less than $0.005 per share.

(4)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(5)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.52% and 0.52%, respectively (Note 12).

(6)	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.70%.

(7)	Effective March 2, 2007, management contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 0.52% for Class I shares until August 1, 2008.

(8)	Reflects fee waivers and/or expense reimbursements.

(9)	Amount represents less than 0.50%.

See Notes to Financial Statements.

Legg Mason Partners New York Municipals Fund 2007 Annual Report         27

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Legg Mason Partners New York Municipals Fund (formerly known as New York Portfolio) (the “Fund”) is a separate non-diversified investment fund of the Legg Mason Partners Municipal Funds (formerly known as Smith Barney Muni Funds) (the “Trust”). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Effective as of close of business April 13, 2007, the Fund is a separate non-diversified series of Legg Mason Partners Income Trust (the “New Trust”). The New Trust, a Maryland business trust, is registered under the 1940 Act, as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Securities for which market quotations are not readily available or are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge against economic impact of adverse changes in the market value of portfolio securities due to changes in interest rates, as a substitute for buying or selling securities or as a cash flow management technique. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

28         Legg Mason Partners New York Municipals Fund 2007 Annual Report

Notes to Financial Statements (continued)

(c) Fund Concentration. Since the Fund invests primarily in obligations of issuers within New York, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting New York.

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Distributions to Shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$57,255	$3,247,007	$(3,304,262)
(b)	(291,759)	291,759	—

(a)	Reclassifications are primarily due to the expiration of a capital loss carryover and book/tax differences in the treatment of various items.

(b)	Reclassifications are primarily due to differences between book and tax accretion of market discount on fixed income securities.

2.	Investment Management Agreement and Other Transactions with Affiliates

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Fund. Under the investment management agreement, the Fund paid an investment

Legg Mason Partners New York Municipals Fund 2007 Annual Report         29

Notes to Financial Statements (continued)

management fee calculated at an annual rate of 0.50% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

Prior to March 2, 2007, the Fund’s Class A, B, C and I shares had voluntary expense limitations in place of 0.85%, 1.35%, 1.40% and 0.70% respectively. Effective March 2, 2007, management has contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 0.68% and 0.52% for Class A and I shares respectively until August 1, 2008.

During the year ended March 31, 2007, LMPFA waived a portion of its investment management fee in the amount of $1,390. In addition, during March 31, 2007, the Fund was reimbursed for expenses in the amount of $44,456.

Citigroup Global Markets Inc. (“CGM”), PFS Investments Inc. (“PFS”) and Legg Mason Investor Services, LLC (“LMIS”) serve as distributors of the Fund. LMIS is a wholly-owned broker-dealer subsidiary of Legg Mason.

There is a maximum initial sales charge of 4.25% for Class A shares. Effective November 20, 2006, the maximum initial sales charge on Class A shares of the Fund increased from 4.00% to 4.25% for shares purchased on or after that date. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 0.50% the first year after purchase payment and thereafter 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended March 31, 2007, LMIS and its affiliates received sales charges of approximately $18,000 on sales of the Fund’s Class A shares. In addition, for the year ended March 31, 2007, CDSCs paid to LMIS and its affiliates were approximately:

	Class B	Class C
CDSCs	59,000	1,000

30         Legg Mason Partners New York Municipals Fund 2007 Annual Report

Notes to Financial Statements (continued)

The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. Effective January 1, 2006, the Board of Trustees voted to discontinue offering the Plan to its members. This change will have no effect on fees previously deferred. As of March 31, 2007, the Fund had accrued $25,931 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments

During the year ended March 31, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$85,653,932

Sales	42,713,129

At March 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$47,302,619
Gross unrealized depreciation	(253,718)

Net unrealized appreciation	$47,048,901

At March 31, 2007, the Fund had the following open futures contracts:

Contracts to Sell:	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
U.S. Treasury Bond	435	6/07	$49,156,195	$48,393,750	$762,445

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

Legg Mason Partners New York Municipals Fund 2007 Annual Report         31

Notes to Financial Statements (continued)

For the year ended March 31, 2007, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$840,012	$48,412	$52,978
Class B	414,372	9,330	12,280
Class C	266,410	3,474	4,634
Class I*	—	5	289

Total	$1,520,794	$61,221	$70,181

*	As of November 20, 2006, Class Y shares were renamed Class I shares.

CGM, PFS, LMIS and its affiliates have agreed to reimburse the Fund for any amount which exceeds the payments made by the Fund with respect to the distribution plan for Class A shares over the cumulative unreimbursed amounts spent by CGM, PFS, LMIS and its affiliates in performing its services under the distribution plan. During the year ended March 31, 2007, $91,366 was reimbursed.

5.	Distributions to Shareholders by Class

	Year Ended March 31, 2007	Year Ended March 31, 2006
Net Investment Income
Class A	$24,440,966	$23,336,616
Class B	2,455,552	3,064,282
Class C	1,447,135	1,463,021
Class I*	167,531	163,720

Total	$28,511,184	$28,027,639

*	As of November 20, 2006, Class Y shares were renamed Class I shares.

6.	Shares of Beneficial Interest

At March 31, 2007, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended March 31, 2007		Year Ended March 31, 2006
	Shares	Amount	Shares	Amount
Class A
Shares sold	9,110,892	$120,320,494	5,185,004	$68,163,749
Shares issued on reinvestment	1,152,861	15,218,642	1,052,342	13,828,577
Shares repurchased	(6,199,812)	(81,819,570)	(9,691,188)	(127,534,227)
Shares issued with merger	6,119,136	81,036,588	—	—

Net Increase (Decrease)	10,183,077	$134,756,154	(3,453,842)	$(45,541,901)

32         Legg Mason Partners New York Municipals Fund 2007 Annual Report

Notes to Financial Statements (continued)

	Year Ended March 31, 2007		Year Ended March 31, 2006
	Shares	Amount	Shares	Amount
Class B
Shares sold	238,288	$3,145,558	149,228	$1,965,659
Shares issued on reinvestment	115,237	1,521,034	138,968	1,826,198
Shares repurchased	(1,575,397)	(20,798,935)	(1,944,998)	(25,576,465)
Shares issued with merger	11,775	155,924	—	—

Net Decrease	(1,210,097)	$(15,976,419)	(1,656,802)	$(21,784,608)

Class C
Shares sold	614,416	$8,102,390	392,130	$5,155,482
Shares issued on reinvestment	70,498	929,808	75,041	985,294
Shares repurchased	(513,244)	(6,768,917)	(821,172)	(10,787,491)
Shares issued with merger	4,732	62,607	—	—

Net Increase (Decrease)	176,402	$2,325,888	(354,001)	$(4,646,715)

Class I*
Shares sold	—	—	—	—
Shares issued on reinvestment	39	$524	—	—
Shares repurchased	—	—	—	—
Shares issued with merger	11,233	148,650	—	—

Net Increase	11,272	$149,174	—	—

*	As of November 20, 2006, Class Y shares were renamed Class I shares.

7.	Transfer of Net Assets

On March 2, 2007, the Fund acquired the assets and certain liabilities of the Legg Mason Partners New York Tax Free Bond Fund, pursuant to a plan of reorganization approved by the Legg Mason Partners New York Tax Free Bond Fund shareholders on January 19, 2007. Total shares issued by the Fund and the total net assets of the Legg Mason Partners New York Tax Free Bond Fund and the Fund on the date of the transfer were as follows:

Acquired Fund	Shares Issued by the Fund	Total Net Assets of the Legg Mason Partners New York Tax Free Bond Fund	Total Net Assets of the Fund
Legg Mason Partners New York Tax Free Bond Fund	6,146,876	$81,403,769	$681,803,830

The total net assets of the Legg Mason Partners New York Tax Free Bond Fund before acquisition included unrealized appreciation of $3,587,030 and accumulated net realized loss of $3,709,203. Total net assets of the Fund immediately after the transfer were $763,207,599. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Legg Mason Partners New York Municipals Fund 2007 Annual Report         33

Notes to Financial Statements (continued)

8.	Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date	Class A	Class B	Class C	Class I
Payable Date Daily 4/30/2007	$0.045391	$0.039326	$0.039087	$0.046581

The tax character of distributions paid during the fiscal years ended March 31, were as follows:

	2007	2006
Distributions paid from:
Tax-Exempt Income	$28,511,184	$28,027,639

As of March 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$348,183
Capital loss carryforward*	(29,100,980)
Other book/tax temporary differences(a)	(799,663)
Unrealized appreciation/(depreciation)(b)	47,811,346

Total Accumulated Earnings/(Losses) — Net	$18,258,886

*	During the taxable year ended March 31, 2007, the Fund utilized $5,424,297 of its capital loss carryover available from prior years. As of March 31, 2007, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
3/31/2008	$(734,791)
3/31/2009	(4,646,778)
3/31/2012	(1,069,559)
3/31/2013	(22,632,917)
3/31/2014	(16,935)

$(29,100,980)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures contracts and differences in the book/tax treatment of various items.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the difference between book & tax amortization methods for market discount on fixed income securities.

9.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the Fund’s prior investment manager, and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent,

34         Legg Mason Partners New York Municipals Fund 2007 Annual Report

Notes to Financial Statements (continued)

had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Fund.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Legg Mason Partners New York Municipals Fund 2007 Annual Report         35

Notes to Financial Statements (continued)

10.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s manager and its affiliates to continue to render services to the Fund under their respective contracts.

* * *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including the Fund) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

36         Legg Mason Partners New York Municipals Fund 2007 Annual Report

Notes to Financial Statements (continued)

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amendment Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

11.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

12.	Special Shareholder Meeting and Reorganization

Shareholders approved a number of initiatives designed to streamline and restructure the fund complex. These matters were implemented in early 2007. As noted in the proxy materials, Legg Mason pays for a portion of the costs related to these initiatives. The portions of the costs that are borne by the Fund will be recognized in the period during which the expense is incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies. The portions of these costs borne by the Fund and reflected in the Statement of Operations are deemed extraordinary and, therefore, not subject to the expense limitation agreements, if applicable.

13.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in

Legg Mason Partners New York Municipals Fund 2007 Annual Report         37

Notes to Financial Statements (continued)

Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be April 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

38         Legg Mason Partners New York Municipals Fund 2007 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners New York Municipals Fund, a series of Legg Mason Partners Income Trust (formerly a series of Legg Mason Partners Municipal Funds) as of March 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners New York Municipals Fund as of March 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 25, 2007

Legg Mason Partners New York Municipals Fund 2007 Annual Report         39

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Legg Mason Partners New York Municipals Fund (“Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees:
Elliott J. Berv c/o R. Jay Gerken Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005); Chief Executive Officer, Landmark City (real estate development) (from 2001 to 2004); Executive Vice President, DigiGym Systems (personal fitness systems) (from 2001 to 2004); Chief Executive Officer, Motocity USA (Motorsport Racing) (from 2004 to 2005)	69	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

A. Benton Cocanougher c/o R. Jay Gerken Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2004); Formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); Formerly, Special Advisor to the President, Texas A&M University (from 2002 to 2003)	69	None

40         Legg Mason Partners New York Municipals Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Jane F. Dasher c/o R. Jay Gerken Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)	69	None

Mark T. Finn c/o R. Jay Gerken Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)	69	None

Rainer Greeven c/o R. Jay Gerken Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)	69	None

Stephen Randolph Gross c/o R. Jay Gerken Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); Formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003); Formerly, Partner, Capital Investment Advisory Partners (leverage buyout consulting) (from 2000 to 2002); Formerly, Secretary, Carint N.A. (manufacturing) (from 1998 to 2002)	69	Director, Andersen Calhoun (assisted living) (since 1987); Formerly, Director, United Telesis, Inc. (telecommunications) (from 1997 to 2002); Formerly, Director, ebank Financial Services, Inc. (from 1997 to 2004)

Legg Mason Partners New York Municipals Fund         41

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Richard E. Hanson, Jr. c/o R. Jay Gerken Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1941	Trustee	Since 1985	Retired; Formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (from 1996 to 2000)	69	None

Diana R. Harrington c/o R. Jay Gerken Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	69	None

Susan M. Heilbron c/o R. Jay Gerken Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1945	Trustee	Since 1994	Independent Consultant (since 2001)	69	None

Susan B. Kerley c/o R. Jay Gerken Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)	69	Chairman and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the Fund complex) (since 1991)

42         Legg Mason Partners New York Municipals Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Alan G. Merten c/o R. Jay Gerken Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1941	Trustee	Since 1990	President, George Mason University (since 1996)	69	Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (Information technology) (from 2004 to 2006); Director, Digital Net Holdings, Inc. (from 2003 to 2004); Director, Comshare, Inc. (Information technology) (from 1985 to 2003)

R. Richardson Pettit c/o R. Jay Gerken Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)	69	None

Legg Mason Partners New York Municipals Fund         43

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Interested Trustee:
R. Jay Gerken, CFA*** Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Trustee President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason; Chairman of the Board and Trustee/Director of 139 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason or its affiliates; Formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (from 2002 to 2005); Formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (from 2002 to 2005)	139	None
Officers:
Frances M. Guggino Legg Mason 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly Controller of certain mutual funds associated with Legg Mason (from 1999 to 2004)	N/A	N/A

44         Legg Mason Partners New York Municipals Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006), Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005); Prior to 2002, Managing Director - Internal Audit & Risk Review at Citigroup Inc.	N/A	N/A

John Chiota Legg Mason 300 First Stamford Place, 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

Legg Mason Partners New York Municipals Fund         45

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
David Castano Legg Mason 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1971	Controller	Since 2007	Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at Citigroup Asset Management (prior to 2003)	N/A	N/A

Matthew Plastina Legg Mason 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1970	Controller	Since 2007	Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2002 to 2007)	N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place, 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

**	Indicates the earliest year in which the Trustee became a Board Member for a fund in the Legg Mason Partners fund complex.

***	Mr. Gerken is an “Interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

46         Legg Mason Partners New York Municipals Fund

Additional Shareholder Information (unaudited)

Results of Special Meetings of Shareholders

On December 11, 2006, a Special Meeting of Shareholders was held to vote on various proposals recently approved by the Fund’s Trustees. The following tables provide the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the following proposals: (1) Agreement and Plan of Reorganization and (2) Revise, Remove and Convert Fundamental Investment Policies.

1. Agreement and Plan of Reorganization

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
Reorganize as Corresponding
Series of an Existing Trust	22,047,397.097	482,206.670	603,773.009	2,114,674.000

2. Revise, Remove and Convert Fundamental Investment Policies

Items Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
Revise:
Borrowing Money	22,001,391.888	571,986.827	559,998.061	2,114,674.000
Underwriting	22,016,459.509	561,587.293	555,329.974	2,114,674.000
Lending	21,863,779.095	545,694.732	723,902.949	2,114,674.000
Issuing Senior Securities	21,901,032.976	486,797.178	745,546.622	2,114,674.000
Real Estate	21,930,796.240	495,707.628	706,872.908	2,114,674.000
Commodities	21,901,601.504	515,980.422	715,794.850	2,114,674.000
Concentration	21,860,146.397	542,778.541	730,451.838	2,114,674.000

Convert:
Non-Fundamental	21,658,560.557	737,508.898	737,307.321	2,114,674.000

On January 12, 2007, a Special Meeting of Shareholders was held to vote a proposal recently approved by the Fund’s Trustees. The following table provides the number of votes cast for, withheld, as well as the number of abstentions and broker non-votes as to the following proposal:

Election of Board Members

Nominees	Votes For	Authority Withheld	Abstentions
Elliot J. Berv	2,460,514,077.914	107,877,119.087	855.000
A. Benton Cocanougher	2,460,649,239.798	107,741,957.203	855.000
Jane F. Dasher	2,459,886,085.403	108,505,111.598	855.000
Mark T. Finn	2,461,110,589.854	107,280,607.147	855.000
Rainer Greeven	2,460,604,833.352	107,786,363.649	855.000
Stephen Randolph Gross	2,460,630,955.108	107,760,241.893	855.000
Richard E. Hanson, Jr.	2,460,650,073.071	107,741,123.930	855.000
Diana R. Harrington	2,461,328,194.449	107,063,002.552	855.000
Susan M. Heilbron	2,460,753,285.113	107,637,911.888	855.000
Susan B. Kerley	2,460,598,676.696	107,792,520.305	855.000
Alan G. Merten	2,460,668,803.704	107,722,393.297	855.000
R. Richardson Pettit	2,460,902,201.634	107,488,995.367	855.000
R. Jay Gerken, CFA	2,459,680,621.486	108,710,575.515	855.000

Legg Mason Partners New York Municipals Fund         47

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by the Fund during the tax-able year ended March 31, 2007, qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

48         Legg Mason Partners New York Municipals Fund

Legg Mason Partners New York Municipals Fund

TRUSTEES

Elliot J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA
Chairman

Rainer Greeven

Stephen Randolph Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISER

Western Asset Management Company

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

PFS Investments Inc.

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, NY 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners New York Municipals Fund but it may also be used as sales literature when preceded or accompanied by the current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2007 Legg Mason Investor Services, LLC

Member NASD, SIPC

FD03397 5/07	SR07-319

Legg Mason Partners New York Municipals Fund

The Fund is a separate investment funds of the Legg Mason Partners Income Trust, a Maryland business trust.

LEGG MASON PARTNERS NEW YORK MUNICIPALS FUND

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross, the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending March 31, 2006 and March 31, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $182,500 in 2006 and $130,000 in 2007.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (formerly known as Legg Mason Partners Municipal Funds) (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2006 and $14,600 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust and LMPFA and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2007.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULES OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of Legg Mason Partners Income Trust

Date: June 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date: June 8, 2007

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of Legg Mason Partners Income Trust

Date: June 8, 2007